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                                                                   EXHIBIT 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of Capital Trust of our report and to all references to our Firm included in or made a part of the registration statement on Form S-1 (File No. 333-37271) of Capital Trust.

                                                 /s/ Arthur Andersen LLP
                                          -------------------------------------
                                                   ARTHUR ANDERSEN LLP

Chicago, Illinois
December 10, 1997